Exhibit 10.1

THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Third Amendment to Agreement and Plan of Merger (this “Amendment”), dated as of January 16, 2024, is made and entered into by and among Kingswood Acquisition Corp., a Delaware corporation (“SPAC”), Binah Capital Group, Inc., a Delaware corporation (“Holdings”), Kingswood Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Holdings (“KWAC Merger Sub”), Wentworth Merger Sub, LLC, a Delaware limited liability company and a wholly-owned subsidiary of Holdings (“WW Merger Sub”), and Wentworth Management Services LLC, a Delaware limited liability company (the “Company”). Each of SPAC, Holdings, KWAC Merger Sub, WW Merger Sub, and the Company is sometimes referred to herein, individually, as a “Party” and collectively as the “Parties”.

WHEREAS, SPAC, Holdings, KWAC Merger Sub, WW Merger Sub, and the Company, entered into that certain Agreement and Plan of Merger, dated as of July 7, 2022 (the “Original Agreement”);

WHEREAS, the Original Agreement was amended and modified by that (i) certain Consent and Acknowledgement of Merger Agreement Letter Agreement, dated as of December 30, 2022, by and between the Parties, (ii) certain First Amendment to Agreement and Plan of Merger, dated March 20, 2023, by and between the Parties, and (iii) certain Second Amendment to Agreement and Plan of Merger, dated September 13, 2023, by and between the Parties (the Original Agreement as so amended and modified, the “Existing Agreement”);

WHEREAS, capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Existing Agreement; and

WHEREAS, Section 10.10 of the Existing Agreement provides that the Existing Agreement may not be amended or modified except by an instrument in writing signed in the same manner as the Existing Agreement; and

WHEREAS, the Parties wish to further amend the Existing Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.             Amendments. The definition of “Termination Date” in Section 9.01 of the Existing Agreement is hereby amended by replacing “November 24, 2023” with “February 24, 2024”.

2.             Effect on the Existing Agreement. Other than as specifically set forth herein, all other terms and provisions of the Existing Agreement shall remain unaffected by the terms of this Amendment and shall continue in full force and effect in accordance with their respective terms. Each reference in the Existing Agreement to “this Agreement” shall mean the Existing Agreement as amended by this Amendment, and as hereinafter amended or restated.

3.             Counterparts. This Amendment may be executed and delivered in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

4.             Successors and Assigns. This Amendment shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns.

5.             Amendment. This Amendment may not be amended or modified except by an instrument in writing signed by, or on behalf of, all of the parties hereto.

6.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that State.

7.             Entire Agreement. This Amendment, the Existing Agreement and the ancillary agreements to the Existing Agreement (each as amended, modified and supplemented by this Amendment) constitute the entire agreement among the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first written above.

KINGSWOOD ACQUISITION CORP.

By:	/s/ Michael Nessim
Name:	Michael Nessim
Title:	Chief Executive Officer

BINAH CAPITAL GROUP, INC.

By:	/s/ Michael Nessim
Name:	Michael Nessim
Title:	Chief Executive Officer

KINGSWOOD MERGER SUB, INC.

By:	/s/ Michael Nessim
Name:	Michael Nessim
Title:	Chief Executive Officer

WENTWORTH MERGER SUB, LLC

By:	/s/ Michael Nessim
Name:	Michael Nessim
Title:	President

WENTWORTH MANAGEMENT SERVICES LLC

By:	/s/ Craig Gould
Name:	Craig Gould
Title:	President